Levitt Corporation
Consolidated Statements of Financial Condition — Unaudited
(In thousands, except share data)

	March 31,	December 31,
	2007	2006
Assets

Cash and cash equivalents	$60,550	48,391
Restricted cash	312	1,397
Inventory of real estate	836,303	822,040
Investment in Bluegreen Corporation	108,615	107,063
Property and equipment, net	87,444	78,675
Other assets	27,968	33,100

Total assets	$1,121,192	1,090,666

Liabilities and Shareholders’ Equity

Accounts payable, accrued liabilities and other	$71,039	85,123
Customer deposits	32,358	42,696
Current income tax payable	985	3,905
Notes and mortgage notes payable	586,712	530,651
Junior subordinated debentures	85,052	85,052

Total liabilities	776,146	747,427

Shareholders’ equity:
Preferred stock, $0.01 par value Authorized: 5,000,000 shares Issued and outstanding: no shares	—	—
Common stock, Class A, $0.01 par value Authorized: 50,000,000 shares Issued and outstanding: 18,612,042 and 18,609,024 shares, respectively	186	186
Common stock, Class B, $0.01 par value Authorized: 10,000,000 shares Issued and outstanding: 1,219,031	12	12
Additional paid-in capital	185,133	184,401
Retained earnings	157,333	156,219
Accumulated other comprehensive income	2,382	2,421

Total shareholders’ equity	345,046	343,239

Total liabilities and shareholders’ equity	$1,121,192	1,090,666

Levitt Corporation
Consolidated Statements of Operations — Unaudited
(In thousands, except per share data)

	Three Months
	Ended March 31,
	2007	2006
Revenues:
Sales of real estate	$141,742	125,543
Other revenues	2,497	1,951
Total revenues	144,239	127,494

Costs and expenses:
Cost of sales of real estate	112,908	102,055
Selling, general and administrative expenses	32,906	26,755
Other expenses	482	626
Total costs and expenses	146,296	129,436

Earnings (loss) from Bluegreen Corporation	1,744	(49)
Earnings from real estate joint ventures	3	—
Interest and other income	2,339	889

Income (loss) before income taxes	2,029	(1,102)

(Provision) benefit for income taxes	(779)	442

Net income (loss)	$1,250	(660)

Earnings (loss) per common share:
Basic	$0.06	(0.03)
Diluted	$0.06	(0.03)

Weighted average common shares outstanding:
Basic	19,826	19,821
Diluted	19,837	19,821

Dividends declared per common share:
Class A common stock	$0.02	0.02
Class B common stock	$0.02	0.02

LEVITT CORPORATION
Summary of Selected Financial Data (unaudited)

	As of or for the Three Months Ended		As of or for the Three Months Ended
(dollars in thousands, except share and per share data)	3/31/2007	3/31/2006	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
Consolidated Operations:
Revenues from sales of real estate	$141,742	125,543	141,742	178,946	130,939	130,658	125,543	123,632
Cost of sales of real estate	112,908	102,055	112,908	170,734	104,520	105,652	102,055	94,491

Margin (a)	$28,834	23,488	28,834	8,212	26,419	25,006	23,488	29,141
Earnings (loss) from Bluegreen Corporation	$1,744	(49)	1,744	658	6,923	2,152	(49)	(104)
Selling, general and administrative expenses	$32,906	26,755	32,906	31,194	32,736	30,466	26,755	24,964
Net income (loss)	$1,250	(660)	1,250	(10,740)	2,973	(737)	(660)	8,333
Basic earnings (loss) per share	$0.06	(0.03)	0.06	(0.54)	0.15	(0.04)	(0.03)	0.42
Diluted earnings (loss) per share (b)	$0.06	(0.03)	0.06	(0.54)	0.15	(0.04)	(0.03)	0.42
Weighted average shares outstanding — basic	19,826	19,821	19,826	19,825	19,824	19,823	19,821	19,819
Weighted average shares outstanding — diluted	19,837	19,821	19,837	19,825	19,831	19,823	19,821	19,843
Dividends declared per common share	$0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02
Key Performance Ratios:
S, G & A expense as a percentage of total revenues	22.8%	21.0%	22.8%	17.2%	24.6%	22.9%	21.0%	19.9%
Return on average shareholders’ equity, trailing 12 mos. (d)	(2.1%)	7.3%	(2.1%)	(2.6%)	2.9%	5.2%	7.3%	17.0%
Ratio of debt to shareholders’ equity	194.7%	136.1%	194.7%	179.4%	170.7%	150.2%	136.1%	116.6%
Ratio of debt to total capitalization	66.1%	57.7%	66.1%	64.2%	63.1%	60.0%	57.7%	53.8%
Ratio of net debt to total capitalization	60.1%	48.5%	60.1%	59.2%	56.2%	51.6%	48.5%	38.9%
Consolidated Balance Sheet Data:
Cash and cash equivalents	$60,550	75,772	60,550	48,391	65,231	73,306	75,772	113,562
Inventory of real estate	836,303	698,811	836,303	822,040	845,565	754,655	698,811	611,260
Investment in Bluegreen Corporation	108,615	95,948	108,615	107,063	106,045	97,555	95,948	95,828
Total assets	1,121,192	952,567	1,121,192	1,090,666	1,116,596	1,018,416	952,567	895,673
Total debt	671,764	475,839	671,764	615,703	603,222	523,654	475,839	407,970
Total liabilities	776,146	603,029	776,146	747,427	763,264	669,679	603,029	545,887
Shareholders’ equity	345,046	349,538	345,046	343,239	353,332	348,737	349,538	349,786
Homebuilding Division (e):
Revenues from sales of real estate	$134,169	118,275	134,169	143,233	122,637	116,574	118,275	102,611
Cost of sales of real estate	107,603	96,497	107,603	147,132	99,069	97,361	96,497	81,890

Margin (a)	$26,566	21,778	26,566	(3,899)	23,568	19,213	21,778	20,721
Margin percentage (c)	19.8%	18.4%	19.8%	(2.7%)	19.2%	16.5%	18.4%	20.2%
Net orders (units)	159	506	159	82	196	332	506	490
Net orders ($)	$43,900	169,387	43,900	27,243	68,059	117,304	169,387	165,165
Construction starts	254	390	254	277	483	532	390	292
Homes delivered	362	439	362	426	403	392	439	401
Average closing price of homes delivered (h)	$340	269	340	336	304	297	269	256
Backlog of homes (units)	1,045	1,859	1,045	1,248	1,592	1,799	1,859	1,792
Backlog of homes ($)	$359,029	608,437	359,029	438,240	554,589	609,167	608,437	557,325
Land Division (f):
Revenues from sales of real estate (i)	$777	7,272	777	40,118	8,302	14,086	7,272	21,044
Cost of sales of real estate (i)	72	5,019	72	25,165	4,760	7,718	5,019	12,651

Margin (a) (i)	$705	2,253	705	14,953	3,542	6,368	2,253	8,393
Margin percentage (c) (i)	90.7%	31.0%	90.7%	37.3%	42.7%	45.2%	31.0%	39.9%
Acres sold	—	56	—	237	29	49	56	234
Inventory of real estate (acres) (g)	6,871	7,231	6,871	6,871	7,109	7,138	7,231	7,287
Inventory of real estate ($)	$195,394	147,910	195,394	176,356	183,199	152,470	147,910	150,686
Backlog of land (acres) — Third parties	74	195	74	74	69	84	195	246
Backlog of land ($) — Third parties	$21,124	33,717	21,124	21,124	20,281	15,387	33,717	39,283

(a)	Margin is calculated as sales of real estate minus cost of sales of real estate. Included in cost of sales of real estate for the three months ended December 31, 2006 are inventory impairment charges and write-offs of deposits and pre-acquisition costs of $31.1 million and $36.8 million, respectively.

(b)	Diluted earnings (loss) per share takes into account the dilution in earnings (loss) we recognize from Bluegreen as a result of outstanding securities issued by Bluegreen that enable the holders thereof to acquire shares of Bluegreen’s common stock. In addition, it takes into account the dilutive effect of the Company’s stock options and restricted stock using the treasury stock method, if the Company had net income during the period indicated.

(c)	Margin percentage is calculated by dividing margin by sales of real estate.

(d)	Calculated by dividing net income (loss) by average shareholders’ equity. Average shareholders’ equity is calculated by averaging the equity balance at the end of the current period with the equity balance at the end of the same period in the prior year.

(e)	Excludes joint ventures. Backlog includes all homes subject to sales contracts.

(f)	Land sales to the Homebuilding Division represent $15.5 million of the total revenues and $4.6 million of margin from sales of real estate for the three months December 31, 2006. There were no land sales to the Homebuilding Division during 2005. These inter-segment transactions are eliminated in consolidation.

(g)	Estimated net saleable acres (subject to final zoning, permitting, and other governmental regulations / approvals).

(h)	Average sales price of homes delivered for the three months ended March 31, 2007 excludes homebuilding land sales of $11.1 million. Cost of sales also total $11.1 million as this sale was fully reserved for in prior quarters.

(i)	For the three months ended March 31, 2007, there were no land sales in the Land Division. Revenue consists of look back fees and revenue recognized on previous deferred revenue.

LEVITT CORPORATION
Homebuilding Communities — Lot Inventory
As of: 3/31/07

		Sales	Planned	Closed		Sold	Net Units
Community	Location	Started	Units (a)	Units	Inventory	Backlog	Available

ACTIVE ADULT
Cascades — St. Lucie West (b)	Port St. Lucie, FL	2000	1,158	1,154	4	2	2
Cascades — Estero	Ft. Myers, FL	2002	614	612	2	—	2
Cascades — Sarasota	Sarasota, FL	2003	453	323	130	55	75
Cascades — Groveland	Groveland, FL	2005	999	200	799	37	762
Cascades — River Hall	Ft. Myers, FL	2005	570	61	509	32	477
Cascades — Southern Hills	Brooksville, FL	2005	925	14	911	10	901
Cascades — World Golf Village	St. John's County, FL	2005	444	195	249	37	212
Seasons — Laurel Canyon	Canton, GA	2005	724	112	612	100	512
Seasons — Tradition (b)	Port St. Lucie, FL	2005	1,200	—	1,200	159	1,041
Seasons — Lake Lanier	Cobb County, GA	2006	722	—	722	85	637
Seasons — Prince Creek	South Carolina	2006	460	41	419	126	293
Seasons — Seven Hills	Cobb County, GA	2006	730	—	730	5	725

Total Actively Selling Communities			8,999	2,712	6,287	648	5,639

Cascades — Grand Landings	Palm Coast, FL	TBD	416	—	416	—	416
Cascades — Bonita Springs	Bonita Springs, FL	TBD	445	—	445	—	445

Total Currently in Development			861	—	861	—	861

TOTAL ACTIVE ADULT INVENTORY			9,860	2,712	7,148	648	6,500

FAMILY
Avalon Park	Orlando, FL	2002	806	798	8	6	2
Summerport	Windermere, FL	2003	481	479	2	2	—
Hartwood Reserve	Clermont, FL	2004	325	249	76	26	50
Riomar	Sarasota, FL	2004	154	64	90	76	14
Jesup Reserve	Orlando, FL	2005	346	7	339	78	261
San Simeon I & II	Ft. Myers, FL	2005	469	62	407	15	392
Turtle Creek	Orlando, FL	2006	433	—	433	61	372
Various	Memphis, TN	Various	2,503	1,473	1,030	133	897

Total Actively Selling Communities			5,517	3,132	2,385	397	1,988

Waterstone — Seven Hills	Cobb County, GA	2007 Q3*	510	—	510	—	510
Reserve at Sanford	Orlando, FL	TBD	129	—	129	—	129
Garden Trails — Tradition SC	Jasper County, SC	2007 Q3*	503	—	503	—	503

Total Currently in Development			1,142	—	1,142	—	1,142

TOTAL FAMILY INVENTORY			6,659	3,132	3,527	397	3,130

TOTAL INVENTORY OWNED
Active Adult Communities			9,860	2,712	7,148	648	6,500
Family Communities			6,659	3,132	3,527	397	3,130

Total Properties Owned			16,519	5,844	10,675	1,045	9,630

PROPERTIES UNDER CONTRACT TO BE ACQUIRED (c)

Atlanta, GA			690	—	690	—	690

Active Adult Communities			690	—	690	—	690

Family Communities			—	—	—	—	—

Total Properties Under Contract			690	—	690	—	690

	Total Properties		17,209	5,844	11,365	1,045	10,320

*	Projected sales commencement date. Actual sales commencement date may be different.

(a)	Actual number of units may vary from original project plan due to engineering and architectural changes.

(b)	Acquired from Land Division

(c)	There can be no assurance that current property contracts will be consummated.

LEVITT CORPORATION
Land Development Properties
As of: 3/31/07

							$ Book	Acres Under
			Non-	Net		Saleable	value per	Contract	Saleable
		Total	Saleable	Saleable	Closed	Acres	Saleable	to Third	Acres
Project	Location	Acres	Acres (a)	Acres (a)	Acres	Remaining	Acre ($000)	Parties (b)	Available (c)
Currently in Development

Tradition, FL	St. Lucie County, FL	8,246	2,431	5,815	1,757	4,058	—	37	4,021

Tradition, SC	Jasper County, SC	5,390	2,417	2,973	160	2,813	—	37	2,776

Total Currently in Development		13,636	4,848	8,788	1,917	6,871	$—	74	6,797

(a)	Actual saleable acres may vary from original plan due to changes in zoning, project design, or other factors.

(b)	There can be no assurance that current property contracts will be consummated.

(c)	Saleable acres available for sale are approved for the following mix of use:

	Acres	Residential	Commercial
Project	Available	Units*	Sq. Ft.
Tradition, FL	4,021	11,000	6,350,000
Tradition, SC	2,776	8,800	1,500,000

Total	6,797	19,800	7,850,000

*	Based on current plans for these communities. Management does not expect to utilize the full residential density allowed by the existing entitlements.

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